October 7, 2010

Supplement

SUPPLEMENT DATED OCTOBER 7, 2010 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
Dated April 30, 2010

In connection with the new rules and amendments to existing rules governing money market funds, the following changes to the Statement of Additional Information ("SAI") of the Money Market Portfolio of Morgan Stanley Variable Investment Series (the "Fund") are being made.

The third sentence of the sixth paragraph of the section of the Fund's SAI entitled "VIII. Purchase, Redemption and Pricing of Shares—B. Offering Price" is hereby deleted.

The ninth paragraph of the section of the Fund's SAI entitled "VIII. Purchase, Redemption and Pricing of Shares—B. Offering Price" is hereby deleted and replaced with the following:

Also, as required by the Rule, the Money Market Portfolio will limit its investments in securities, other than Government securities, so that, at the time of purchase: (a) except as further limited in (b) below with regard to certain securities, no more than 5% of its total assets will be invested in the securities of any one issuer; and (b) with respect to Eligible Securities that have received a rating in less than the highest category by an NRSRO, or that have been determined to be of comparable quality: (i) no more than 3% in the aggregate of the Money Market Portfolio's total assets in all such securities, (ii) no more than 0.5% of total assets in the securities of any one issuer and (iii) the remaining maturity of any such securities must be 45 days or less.

The following is hereby added after the first sentence of the second paragraph of the section of the Fund's SAI entitled "II. Description of the Fund and its Investments and Risks—E. Disclosure of Portfolio Holdings":

In order to comply with amendments to Rule 2a-7, effective October 7, 2010, information concerning the Money Market Portfolio's portfolio holdings, as well as its daily weighted average portfolio maturity and weighted average life, will be posted on its public website five business days after the end of each month. Also, effective December 7, 2010, the Money Market Portfolio will file more detailed portfolio holdings information with the SEC on Form N-MFP within five business days after the end of each month. The SEC will make Form N-MFP filings publicly available on its website two months after the filing and a link to the SEC filing will be posted on the Fund's website.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.